UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2020

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de León Avenue, Stop 23 P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 1, 2020, First BanCorp. (the “Corporation”), the bank holding company of FirstBank Puerto Rico (“FirstBank”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose the completion on September 1, 2020 of its previously announced acquisition of Santander BanCorp and its wholly-owned subsidiary Banco Santander Puerto Rico, pursuant to the Stock Purchase Agreement, dated as of October 21, 2019, by and among FirstBank and Santander Holding USA, Inc..

This amendment includes the financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Santander Bancorp and subsidiaries, as of and for the years ended December 31, 2019 and December 31, 2018, and the related Notes, are filed herewith as Exhibit 99.1.

The unaudited consolidated financial statements of Santander Bancorp and subsidiaries as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020 and June 30, 2019, and the related Notes, are filed herewith as Exhibit 99.2

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet is not presented here because the consolidated balance sheet of the Corporation as of September 30, 2020, which was included in the Corporation’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2020, filed on November 9, 2020, already reflects the effects of the acquisition.

The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2020 and for the year ended December 31, 2019, giving effect to the acquisition as if it had been completed on January 1, 2019, and the related Notes, are filed herewith as Exhibit 99.3.

The unaudited pro forma condensed combined financial information has been provided for information purposes only, as required by From-8-K. It is not intended to represent what the combined company's actual results of operations or financial position would have been had the acquisition been completed on the date indicated, nor are they necessarily indicative of the combined company's future results of operations or financial position for any future period. The unaudited pro forma condensed combined financial statements also do not consider any potential impacts of potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Santander Bancorp.
99.1	The audited consolidated financial statements of Santander Bancorp and subsidiaries as of and for the years ended December 31, 2019 and December 31, 2018, and the related Notes.
99.2
The unaudited consolidated financial statements of Santander Bancorp and subsidiaries as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020 and June 30, 2019, and the related Notes.

99.3
The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2020 and for the year ended December 31, 2019, giving effect to the acquisition as if it had been completed on January 1, 2019 and the related Notes.

104	The cover page of First BanCorp. Current Report on Form 8-K, formatted in inline XBRL (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2020	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	Executive Vice President and Chief Financial Officer